UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



      North Carolina                    1-13408                  56-1362926
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's Telephone Number, Including Area Code     (214) 378-8992


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ITEM 7.01.  Regulation FD Disclosure

On May 4, 2005, Digital Recorders, Inc. announced that, through its Digital Recorders division based in Research Triangle Park, N.C, it has received an order valued at approximately $585,000 from GE Transportation through its Advanced Communications Systems division based in Hingham, Mass.

This order does not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.       Financial Statements and Exhibits

(a)  Exhibits.
     99.1        Press release dated May 4, 2005.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIGITAL RECORDERS, INC.
Date: May 4, 2005                         By:  /s/ DAVID N. PILOTTE
                                             ----------------------------------
                                               David N. Pilotte
                                               Chief Financial Officer





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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

  99.1   Press release dated May 4, 2005.